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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JULY 5, 2000
                Date of report (Date of earliest event reported)


                          FOUNDERS FOOD & FIRKINS LTD.
               (Exact Name of Registrant as Specified in Charter)



          MINNESOTA                    000-29643               41-1883639
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)        Identification Number)




                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 525-2070
              (Registrant's Telephone Number, including Area Code)


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ITEM 5       OTHER EVENTS

Founders Food & Firkins Ltd. is filing herewith a Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 for use as a readily available written document to which reference may be made in connection with forward-looking statements, as defined in such act.

ITEM 7       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

             99     Cautionary Statement.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 5, 2000.



                       FOUNDERS FOOD & FIRKINS LTD.

                       By: /s/ Steven J. Wagenheim
                          ---------------------------------------------------
                               Steven J. Wagenheim
                               President, Chief Executive Officer and Director


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99             Cautionary Statement.



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